UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2017

CORPORATE CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Corporate Capital Trust, Inc. (the “Company”) announced today that it has priced an offering of $140 million in aggregate principal amount of 5.00% senior unsecured notes due 2022 (the “Notes”). The closing of the offering of Notes is expected to occur on or around June 28, 2017.

The Notes are being offered only to qualified institutional buyers in reliance on Section 4(a)(2) of Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S. The Notes have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This report is neither an offer to sell nor a solicitation of an offer to buy the Notes and shall not constitute an offer, solicitation or sale, nor is it an offer to purchase, or the solicitation of an offer to sell the Notes in any jurisdiction in which such offer, solicitation, or sale is unlawful.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposals set forth in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission (“SEC”) on May 25, 2017 (the “transactions”).

In connection with the transactions, the Company has filed, and intends to file, relevant materials with the SEC. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS DESCRIBED IN THIS REPORT. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.corporatecapitaltrust.com), or by writing to the Company at 450 S. Orange Avenue, Orlando, Florida 32801 (telephone number 866-650-0650).

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions. Information about the Company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the definitive proxy statement and will be set forth in the other materials to be filed with SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE CAPITAL TRUST, INC. a Maryland corporation

Date: June 22, 2017	By:	/s/ Kirk Montgomery
Kirk Montgomery Chief Compliance Officer, General Counsel and Secretary